Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

Atlanticus Holdings Corporation
5 Concourse Parkway, Suite 300
Atlanta, Georgia 30328

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Atlanticus Holdings Corporation (the “Corporation”) and Natixis Securities Americas LLC (the “Other Specified Party” and, together with the Corporation, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of retail credit loan accounts in connection with the proposed offering of Fortiva Retail Credit Master Note Business Trust, Series 2018-One.

The Corporation is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 6, 2018, representatives of the Corporation provided us with a retail credit loan accounts listing, with respect to 146,080 retail credit loan accounts (the “Sample Account Listing”).  At the Corporation’s instruction, we randomly selected 200 retail credit loan accounts (the “Sample Accounts”) from the Sample Account Listing.

On September 7, 2018, representatives of the Corporation provided us with a computer-generated data file and related record layout containing data, as represented to us by the Corporation, as of the close of business August 31, 2018, with respect to each of the retail credit loan accounts included in the Sample Account Listing (the “Initial Statistical Data File”).

Further, on September 18, 2018, representatives of the Corporation provided us with a supplemental data file containing the principal account holder address for each of the retail credit loan accounts set forth on the Initial Statistical Data File (the “Supplemental Data File”).  We were instructed by representatives of the Corporation to replace the principal account holder address set forth on the Initial Statistical Data File with the principal account holder address set forth on the Supplemental Data File. The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At your instruction, we performed certain comparisons for each of the Sample Accounts relating to the characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.              Account identifier (for informational purposes only)

2.              Principal account holder name

3.              Principal account holder address

4.              Principal account holder state

5.              Principal account holder zip code

6.              Credit limit amount

7.              End of month account balance

8.              Days past due

9.              FICO score (at origination)

10.       Annual percentage rate (APR)

We compared Characteristic 2. to the corresponding information set forth on or derived from the “Credit Application.”

We compared Characteristics 3. through 10. to the corresponding information set forth on or derived from the Credit Application  and to an electronic loan file, prepared, created, and delivered by the Corporation, from the servicer system as of the close of business August 31, 2018 (the “Servicer System File”).

The Credit Application, Servicer System File and any other related documents used in support of the Characteristics were provided to us by representatives of the Corporation and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Accounts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the retail credit loan accounts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the retail credit loan accounts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.   We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 16, 2018